Exhibit 32.1

FIRST FARMERS AND MERCHANTS CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of First Farmers and Merchants Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date       August 8, 2007                                                                   /s/ T. Randy Stevens

                                                                                              T. Randy Stevens, Chief Executive Officer

Date       August 8, 2007                                                                  /s/ Patricia P. Bearden

                      Patricia P. Bearden, Assistant Treasurer (principal financial officer)